ICH CORPORATION
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


NUMBER                                                      SHARES
C 3706

COMMON                                                      COMMON
                                                      CUSIP 44926L 30 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

        THIS CERTIFICATE IS TRANSFERABLE IN LOUISVILLE, KY OR DALLAS, TX

This Certifies that









is the owner of

  FULLY-PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE $.01
                                  PER SHARE OF

I.C.H. Corporation, a Delaware corporation, transferable by the holder hereof on the books of the Corporation in person or by duly authorized attorney only upon surrender of this Certificate properly endorsed.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     In Witness Whereof, I.C.H. Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers and a facsimile of its Corporate Seal to be hereunto affixed.

     [CORPORATE           Dated:
        SEAL]


                         John A. Bicks                    James R. Arabia
                             SECRETARY                      PRESIDENT
                                     [AUTHORIZED SIGNATURE]

COUNTERSIGNED AND REGISTERED:
MID-AMERICA BANK OF LOUISVILLE AND TRUST COMPANY
     (LOUISVILLE, KY)

                                   TRANSFER AGENT
                                   AND REGISTRAR

BY

                               I.C.H. CORPORATION

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR TO THE TRANSFER AGENT OF THE CORPORATION.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common                           UNIF GIFT MIN ACT --                      Custodian
TEN ENT -- as tentants by the entireties                                        -------------------           ------------------
JT TEN  -- as joint tenants with right                                          (Cust)                         (Minor)
           of survivorship and not as                                           Under Uniform Gifts to Minors
           tenants in common                                                    Act
                                                                                    -----------------------------
                                                                                               (State)

For value received,___________________ hereby sell, assign and tranfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE
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--------------------------------------------------------------------------------
    (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE,
                                  OF ASSIGNEE)

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                                                                          Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint
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                                                                        Attorney
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to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      -----------------------------------


                               X
                                 -----------------------------------------------------------------------------------
     NOTICE:                                                      (SIGNATURE)
THE SIGNATURE(S) TO
THIS ASSIGNMENT MUST
CORRESPOND WITH THE
NAME(S) AS WRITTEN  --->
UPON THE FACE OF THE
CERTIFICATE IN EVERY           X
PARTICULAR, WITHOUT              -----------------------------------------------------------------------------------
ALTERATION OR EN-                                                 (SIGNATURE)
LARGEMENT OR ANY
CHANGE WHATEVER.


                               -------------------------------------------------------------------------------------
                               THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                               STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                               APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
                               -------------------------------------------------------------------------------------
                               SIGNATURE(S) GUARANTEED BY:




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